Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Velodyne Lidar, Inc., a Delaware corporation (the “Company”), for the fiscal quarter ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Ted Tewksbury, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Form 10-K fully complies, in all material respects, with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	March 1, 2022	/s/ Theodore L. Tewksbury

Theodore L. Tewksbury
Chief Executive Officer (Principal Executive Officer)